UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Hanmi Financial Corporation

(Name of Registrant as Specified In Its Charter)

None

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HANMI FINANCIAL CORPORATION
3660 Wilshire Boulevard
Penthouse Suite A
Los Angeles, California 90010

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 18, 2005

       The 2005 Annual Meeting of Stockholders of HANMI FINANCIAL CORPORATION (the “Company” or “Hanmi Financial”) will be held at the Radisson Wilshire Plaza Hotel, located at 3515 Wilshire Boulevard, Los Angeles, California, on Wednesday, May 18, 2005, beginning at 10:30 A.M. local time, for the following purposes:

1. To elect four nominees to serve as directors of the Company, each for a term of three years until respective successors shall be elected and qualified; and

2. To transact such other business as may properly come before the meeting or any adjournment thereof.
      Our agenda for the Annual Meeting will also include an overview of the Company’s business operations and recent performance results.
      The Board of Directors has fixed the close of business on April 1, 2005 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.
      You are cordially invited to attend the Annual Meeting. However, you must be a stockholder of record at the close of business on April 1, 2005 to vote at the meeting. Regardless of whether or not you will attend, please vote by signing, dating and returning the enclosed proxy card.

By Order of the Board of Directors

Sung Won Sohn, Ph.D.
President and Chief Executive Officer
Los Angeles, California
April 19, 2005

THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS
COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
PRICE PERFORMANCE GRAPH
INDEPENDENT ACCOUNTANTS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
OTHER MATTERS
STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING
AVAILABILITY OF FORM 10-K

HANMI FINANCIAL CORPORATION

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 18, 2005

       The Board of Directors of the Company is soliciting your proxy for use at the 2005 Annual Meeting of Stockholders to be held at the Radisson Wilshire Plaza Hotel located at 3515 Wilshire Boulevard, Los Angeles, California, on Wednesday, May 18, 2005, beginning at 10:30 A.M. local time, and at any adjournment thereof. The Company intends to cause this Proxy Statement to be mailed to stockholders on or about April 19, 2005.
Record Date
      The close of business on April 1, 2005 has been selected as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Each holder of common stock is entitled to one vote per share of such stock held. At that date, there were approximately 49,621,677 outstanding shares of the Company’s common stock entitled to vote at the annual meeting.
How to Vote; Submitting Your Proxy
      You may vote your shares either by voting in person at the Annual Meeting or by submitting a completed proxy. By submitting your proxy, you are legally authorizing another person to vote your shares. Your proxy designates M. Christian Mitchell and Justine Roe to vote your shares in accordance with the voting instructions you indicate in your proxy.
      If you submit your proxy designating M. Christian Mitchell and Justine Roe as the individuals authorized to vote your shares, but you do not indicate how your shares are to be voted, then your shares will be voted by those individuals in accordance with the Board’s recommendations, which are described in this proxy statement. In addition, if any matters other than the proposals contained in this proxy statement are properly brought up at the Annual Meeting, then M. Christian Mitchell and Justine Roe will have the authority to vote your shares on those matters in accordance with their discretion and judgment. The Board currently does not know of any matters to be raised at the Annual Meeting other than the proposals contained in this proxy statement.
      Your vote is very important to us. If you do not plan to attend the Annual Meeting, we encourage you to read the enclosed proxy statement and submit your completed proxy prior to the Annual Meeting so that your shares will be represented and voted in accordance with your instructions.
      If your shares are not registered in your name, but in the “street name” of a bank, broker or other holder of record, then such party will be entitled to vote your shares. If you would like to vote in person, you will need to obtain a proxy authorization from your broker, bank or other holder of record to vote the shares.
Quorum and Voting Requirements
      The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of the Company’s common stock entitled to vote at the Annual Meeting. Shares voted in a matter are treated as being present for purposes of establishing a quorum. Abstentions and broker non-votes will be counted for determining a quorum, but will not be counted for purposes of determining the number of votes cast “FOR” or “AGAINST” any matter. If no directions are given, the shares represented by the proxies will be voted “FOR” the election of the nominees for director. The four nominees for directors who receive the most votes will be elected, so if you withhold authority to vote for a particular nominee, your vote will not count either

“FOR” or “AGAINST” the nominee. The named proxies may vote in their discretion upon such matters as may properly come before the meeting.
Revocability of Proxies
      Any holder of the Company’s common stock may revoke a proxy at any time before it is voted by filing with the secretary of the Company an instrument revoking the proxy or by returning a duly executed proxy bearing a later date, or by attending the annual meeting and voting in person. Any such filing should be made to the attention of the Secretary, Hanmi Financial Corporation, Penthouse Suite A, 3660 Wilshire Boulevard, Los Angeles, California 90010. Attendance at the Annual Meeting will not by itself constitute revocation of a proxy.
Solicitation of Proxies
      In addition to soliciting proxies by mail, officers, directors and employees of the Company, without receiving any additional compensation, may solicit proxies by telephone, fax, in person or by other means. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation materials to the beneficial owners of the Company’s common stock held of record by such persons, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. The Company will pay all expenses related to the solicitation of proxies.
THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS
Composition of the Board and Election of Directors
      The Company’s Bylaws provide for a Board of Directors consisting of no less than seven and no more than fifteen members, the exact number within this range being determined by the Board of Directors. Currently, the Board of Directors has twelve members classified into three classes, with each director serving a three-year term. Stuart S. Ahn, Ung Kyun Ahn, Richard B.C. Lee, Chang Kyu Park and William J. Ruh are Class III directors serving terms that expire at the Annual Meeting of Stockholders to be held on May 18, 2005. I Joon Ahn, Joon Hyung Lee, Joseph K. Rho and Kraig A. Kupiec are Class I directors serving terms that expire at the Annual Meeting of Stockholders to be held in 2006. M. Christian Mitchell, Sung Won Sohn, and Won R. Yoon are Class II directors serving terms that expire at the 2007 Annual Meeting of Stockholders.
      The Board of Directors has nominated Ung Kyun Ahn, Richard B.C. Lee, Chang Kyu Park and William J. Ruh for election to the Board of Directors, to serve as Class III directors. If elected, these nominees will serve a three-year term that will expire at the Annual Meeting of Stockholders to be held in the year 2008. The nominees have indicated their willingness to serve and, unless otherwise instructed, proxies will be voted for the election of such nominees unless instructions are given on the proxy to withhold authority to vote for them.

      The following tables set forth information with respect to the nominees for director, the other directors of the Company and officers of the Company.
Class III Director Nominees

Name and Position	Age	Principal Occupation for Past Five Years

Ung Kyun Ahn,
Director	69	President, Ahn’s Music Inc., a musical instrument dealer (1977 - present); Director of Hanmi Financial Corporation and all predecessor entities (1982 - present)
Richard B. C. Lee,
Director	46	President, B C Textiles, Inc., an international trading company (1991 - present); Director of Hanmi Financial Corporation and all predecessor entities (1988 - present)
Chang Kyu Park,
Director	63	Principal Pharmacist, Serrano Medical Center Pharmacy (1981 - present); Director of Hanmi Financial Corporation and all predecessor entities (1983 - present)
William J. Ruh,
Director	44	Executive Vice President and Co-Founder of Castle Creek Capital, an investment management and private equity firm; Co-Founder and Principal of Castle Creek Financial, a registered broker/ dealer (1995 - present); Chairman of the Board of Ceres Group, Inc., an insurance holding company based in Cleveland, Ohio (2001 - present); Director of Hanmi Financial Corporation (2004 - present)
Class III Director — Term Expires in 2005

Name and Position	Age	Principal Occupation for Past Five Years

Stuart S. Ahn,
Director	59	President & CEO, Sunnyland Development Inc., a real estate development firm (1977 - present); Director of Hanmi Financial Corporation and all predecessor entities (1982 - present)

Class I Directors — Terms Expire in 2006

Name and Position	Age	Principal Occupation for Past Five Years

I Joon Ahn,
Director	65	President, Ace’s Fashion Company, a garment manufacturing company (1973 - 2001); Director of Hanmi Financial Corporation and all predecessor entities (1982 - present)
Joon Hyung Lee,
Chairman of the Board	61	President, Root-III Corporation, a property management, real estate investment and development company (1983 - present); Director of Hanmi Financial Corporation and all predecessor entities (1989 - present)
Joseph K. Rho,
Director	64	Principal, J & S Investment (2002 - present); Partner, Korea Plaza LP (1987 - 2002); Director of Hanmi Financial Corporation and all predecessor entities (1984 - present)
Kraig A. Kupiec,
Director	40	Chief Financial and Operations Officer, KWK Management LLC, an investment management firm (1996 - present); Co-Founder and Managing Member, Shoreline Trading Group LLC, a registered broker/ dealer (1997 - present); Director of Pacific Union Bank (2000 - 2004); Director of Hanmi Financial Corporation (2004 - present)
Class II Directors — Terms Expire in 2007

Name and Position	Age	Principal Occupation for Past Five Years

M. Christian Mitchell,
Director	50	Retired Partner, Deloitte & Touche; National Managing Partner, Mortgage Banking/ Finance Companies, Deloitte & Touche (2001 - 2003); Western Region Managing Partner, Deloitte’s Enterprise Risk Services (1998 - 2001); Director of Special Value Opportunity Fund (2004 – present); Director of Hanmi Financial Corporation (2004 - present)
Sung Won Sohn,
Director	60	President, Chief Executive Officer and Director, Hanmi Financial Corporation (January 2005 - present); Executive Vice President and Chief Economic Officer, Wells Fargo Bank (1998 - 2004)
Won R. Yoon,
Director	69	Chief Surgeon, Won R. Yoon, MD & Soo Y. Song Yoon, MD, Inc. (1975 - present); Director of Hanmi Financial Corporation and all predecessor entities (1982 - present)

Executive Officers

Name and Position	Age	Principal Occupation for Past Five Years

Jae Whan Yoo,
President and Chief Executive Officer (Resigned as of December 31, 2004)	56	Director, Industrial Bank of Korea (2002 - 2003); Visiting Scholar, Tshinghua University, Beijing (2002 -2003); Advisor, SK Telesys (2002 - 2003); Auditor, Ceratech Corporation (2001 - 2003); Executive Vice President, KorAm Bank, Seoul, Korea (2001); General Manager, KorAm Bank, Seoul, Korea (1993 - 2000); Director of Hanmi Financial Corporation (2003 - 2004)
Michael J. Winiarski,
Senior Vice President and Chief Financial Officer	48	Senior Vice President and Chief Financial Officer (2003 - present); Senior Advisor to the FDIC, Quantum G&A Joint Venture (2003); President, Imperial Warehouse Finance, Inc. (2002 - 2003); Senior Vice President, IndyMac Bank, FSB (1999 - 2002); Senior Vice President, Washington Mutual Bank, FA (1998 - 1999); Senior Vice President, Home Savings of America, FSB (1995 - 1998)
Dong Il Kim,
Senior Vice President and Chief Credit Officer (Resigned as of January 13, 2005)	51	Senior Vice President and Chief Credit Officer, Hanmi Bank (2004 - Jan. 13, 2005); Senior Vice President and Chief Credit Officer, Pacific Union Bank (2000 - 2004).
David W. Kim,
Senior Vice President and Chief Administration Officer	39	Senior Vice President and Chief Administration Officer (2001 - present); Vice President and Credit Administration Officer (1998 - 2001); General Legal Counsel (1995 - 1998)
Suki H. Murayama,
Senior Vice President and Regional Executive Officer	54	Senior Vice President and Regional Executive Officer (2004 - present); Senior Vice President and Chief Marketing Officer (2003 - 2004); Senior Vice President and Manager of Wilshire Branch (1999 - 2003)
Eunice U. Lim,
Senior Vice President and Acting Chief Credit Officer	50	Senior Vice President and Acting Chief Credit Officer, Hanmi Bank (February 2005 - present); Senior Vice President and Regional Executive Officer, Hanmi Bank (2004 - February 2005); Senior Vice President and Manager of Pacific Union Bank Olympic Branch (2000 - 2004)
The Board of Directors and Its Committees
      During fiscal year 2004, the Board of Directors held 23 meetings. No director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and the Committees on which he served. The Company’s policy is to encourage all directors to attend all Annual and Special Meetings of Stockholders. The

Company’s May 19, 2004 Annual Meeting of Stockholders was attended by all individuals who were serving as directors at that time, except for Messrs. Ki Tae Hong, Kraig A. Kupiec and William J. Ruh.
      The Board of Directors has a process for stockholders to send communications to directors. The Company’s stockholders and interested parties may send communications to the Board of Directors by writing to the Board of Directors at Hanmi Financial Corporation, 3660 Wilshire Boulevard, Penthouse Suite A, Los Angeles, California 90010, Attention: Board of Directors. All such communications will be relayed directly to the Board of Directors. Any interested party wishing to communicate directly with the Company’s independent directors regarding any matter may send such communication in writing to the Company’s independent directors at Hanmi Financial Corporation, 3660 Wilshire Boulevard, Penthouse Suite A, Los Angeles, California 90010, Attention: Presiding Director. Any interested party wishing to communicate directly with the Audit Committee regarding any matter, including any accounting, internal accounting or auditing matter, may submit such communication in writing to Hanmi Financial Corporation, 3660 Wilshire Boulevard, Penthouse Suite A, Los Angeles, California 90010, Attention: Chairman of the Audit Committee. Any submissions to the Presiding Director or Audit Committee may be anonymous and/or confidential.
      The Board of Directors has four standing committees, the Audit Committee, the Compensation Committee, the Planning Committee and the Nominating and Corporate Governance Committee. All committee charters are available through the Company’s website at www.hanmi.com.

Audit Committee
      Pursuant to its charter, the Audit Committee appoints a firm of independent certified public accountants to conduct the annual audit of the Company’s books and records. The Audit Committee also reviews with such accounting firm the scope and results of the annual audit, the performance by such accountants of professional services in addition to those related to the annual audit and the adequacy of the Company’s internal controls. During 2004, the members of the Audit Committee were Stuart S. Ahn, Kraig A. Kupiec, Richard B. C. Lee, M. Christian Mitchell, and Chang Kyu Park, with Mr. M. Christian Mitchell serving as Chairman. The Board of Directors has determined that each of these committee members met the independence standards required by the Nasdaq Stock Market, Inc. (“NASDAQ”). M. Christian Mitchell is a “financial expert” within the meaning of the current rules of the Securities and Exchange Commission (“SEC”) serving on the Audit Committee during 2004. The Audit Committee held sixteen (16) meetings in fiscal year 2004. See “Report of the Audit Committee of the Board of Directors.”

Compensation Committee
      The Compensation Committee reviews and recommends to the Board of Directors the levels of compensation for the Company’s executive officer(s) and approves and administers the Company’s incentive compensation programs, including but not limited to the Company’s 2000 Stock Option Plan. During 2004, the members of the Compensation Committee were I Joon Ahn, Ung Kyun Ahn, Joseph K. Rho, William J. Ruh and Won R. Yoon, with Mr. Ung Kyun Ahn serving as Chairman. Each member is a non-employee director and meets the independence requirements of the SEC, the Federal Deposit Insurance Corporation (“FDIC”), NASDAQ and any other applicable governmental or regulatory authorities. The Compensation Committee held eleven (11) meetings in fiscal year 2004. The Compensation Committee operates pursuant to a written charter adopted by the Board of Directors, which is available through our website at www.hanmi.com. See “Report of the Compensation Committee of the Board of Directors on Executive Compensation.”

Planning Committee
      The Planning Committee recommends planning policy, new lines of business, capital and financial plans, and dividend plans to the Board, and also monitors the planning activities and the Company’s performance against its plans and budget. During 2004, the members of the Planning Committee were Joon Hyung Lee, Richard B. C. Lee, Joseph K. Rho, William J. Ruh, and Jae Whan Yoo, with Mr. Richard B. C. Lee serving as Chairman. The Planning Committee held ten (10) meetings in fiscal year 2004.

Nominating and Corporate Governance Committee
      Pursuant to its charter, the Nominating and Corporate Governance Committee (a) assists the Board by identifying individuals qualified to become Board members, (b) recommends to the Board the director nominees for the Board and Board committees for the next Annual Meeting of Stockholders, (c) develops, recommends and implements a set of corporate governance principles applicable to the Company and (d) monitors the process to determine Board and committee effectiveness. The members of the Nominating and Corporate Governance Committee were I Joon Ahn, Ung Kyun Ahn, Joon Hyung Lee, Richard B. C. Lee, Chang Kyu Park, Joseph K. Rho, and Won R. Yoon, with Dr. Won R. Yoon serving as Chairman. Each member is a non-employee director and meets the independence requirements of the SEC, the FDIC, NASDAQ and any other applicable governmental or regulatory authorities. The Nominating and Corporate Governance Committee held fourteen (14) meetings in fiscal year 2004.
      The Nominating and Corporate Governance Committee will consider recommendations by stockholders for directors to be nominated, provided that any such recommendation complies with the procedures set forth below.
      Recommendations by any stockholder of a candidate for election as a director of the Company must be submitted in writing to the Chairman of the Nominating and Corporate Governance Committee at the Company’s principal executive offices no later than the last business day of January of the year the Company’s next Annual Meeting of Stockholders will be held, for consideration at such Annual Meeting. Stockholders shall include in such recommendation: (a) the name, age and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of voting stock of the Company owned by each proposed nominee; (d) the name and residence address of the notifying stockholder; (e) the number of shares of voting stock of the Company owned by the notifying stockholder; and (f) a letter from the proposed nominee indicating that such proposed nominee wishes to be considered as a nominee for the Board and will serve as a member of the Board if elected. In addition, each recommendation must set forth in detail the reasons why the notifying stockholder believes the proposed nominee meets the following general qualifications: (1) nominees should possess high personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the stockholders, (2) nominees must have an inquisitive and objective perspective, practical wisdom and mature judgment, (3) nominees should possess a broad range of skills, expertise, industry knowledge and contacts useful to the Company’s business, (4) nominees must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on the Board for an extended period of time, and (5) pursuant to the Corporate Governance Guidelines, nominees are required to own shares of common stock of the Company equal to at least 1% of the outstanding shares of common stock of the Company, provided, however, that this requirement may be waived by the Board with respect to any nominee that the Board determines has such significant knowledge, skills or expertise in a field or industry that is important to the Company such that it would be in the best interests of the Company to grant such a waiver.
      In identifying and evaluating director candidates, the Nominating and Corporate Governance Committee will solicit and receive recommendations, and review qualifications of potential candidates to serve on the Board. The Nominating and Corporate Governance Committee may also use search firms to identify director candidates. To enable the Nominating and Corporate Governance Committee to effectively evaluate director candidates, the Committee may also conduct appropriate inquiries into the backgrounds and qualifications of director candidates, including reference checks. The Nominating and Corporate Governance Committee will consider candidates recommended by stockholders utilizing the same criteria as candidates identified by the Nominating and Corporate Governance Committee.
COMPENSATION
Director Compensation
      Each director who is not an employee of the Company is paid a monthly retainer fee of $3,000, and $500 for attendance at each special and/or committee meeting, up to a maximum of $3,500 per month. In addition, the Chairman of the Board receives an additional $500 each month, up to a maximum of $4,000 per month. Directors receive between $9,580 and $14,390 per year for payment of health insurance premiums under the Company’s health insurance plans. Directors are eligible to be granted stock options under the Company’s 2000 Stock Option Plan. In 2004, the Board granted M. Christian Mitchell a non-qualified stock option under the 2000 Stock Option Plan to purchase 20,000 shares of our common stock in connection with the commencement of his service on the Board. No other stock awards were granted to the Company’s directors in 2004 in connection with a director’s service on the board.
Executive Compensation
      The following table shows the compensation paid by the Company during the last three fiscal years to the Company’s chief executive officer and each of our four other most highly compensated executive officers who were serving as executive officers at the end of fiscal year 2004. We collectively refer to these five persons as the “named executive officers.”
Summary Compensation Table

							Long-Term
							Compensation

			Annual Compensation (1)				Securities
							Underlying
					Other Annual		Stock Options	All Other
Name & Principal Position	Fiscal Year	Salary($)	Bonus($)		Compensation($)		(#)	Compensation

Jae Whan Yoo	2004	$250,000	$187,500		*		—	$8,656	(3)
President, Chief	2003	$109,997	$111,111		*		80,000	$4,122	(4)
Executive Officer and Director(2)	2002	—	—		—		—	—
Michael J. Winiarski	2004	$140,000	$47,833		*		14,000	$8,400	(5)
Sr. Vice President	2003	$7,499	$5,000		*		—	—
and Chief Financial Officer	2002	—	—		—		—	—
David W. Kim	2004	$108,703	$44,391		*		20,000	$6,435	(6)
Sr. Vice President	2003	$104,876	$25,813		$13,687	(7)	—	$5,479	(8)
and Chief Administration Officer	2002	$91,047	$21,724		$13,301	(9)	—	$5,434	(10)
Dong Il Kim	2004	$76,583	$39,683	(12)	*		—	$6,033	(13)
Sr. Vice President	2003	—	—		—		—	—
and Chief Credit Officer (11)	2002	—	—		—		—	—
Suki H. Murayama	2004	$121,560	$40,598		*		14,000	$7,294	(14)
Sr. Vice President	2003	$116,286	$24,817		*		—	$6,959	(15)
and Regional Executive Officer	2002	$112,300	$20,207		*		—	—

*	Did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the above-named executive officers.

(1)	All cash compensation and perquisites paid to the named executive officers, including any severance payments, are paid by, and are the responsibility of, the Company’s subsidiary, Hanmi Bank. All equity awards are made by the Company, are for shares of the Company’s common stock and are made pursuant to its 2000 Stock Option Plan.

(2)	Resigned as of December 31, 2004. His successor, Dr. Sung Won Sohn, commenced service as the President and Chief Executive Officer on January 3, 2005.

(3)	Consists of a $8,656 contribution paid on behalf of executive toward the executive’s 401(k) plan account.

(4)	Consists of $4,122, which is the dollar value of the term life insurance premiums paid on behalf of this executive during fiscal year 2003.

(5)	Consists of a $8,400 contribution paid on behalf of executive toward the executive’s 401(k) plan account.

(6)	Consists of a $6,435 contribution paid on behalf of executive toward the executive’s 401(k) plan account.

(7)	This figure includes an automobile allowance of $10,213 and $3,475 toward continuing education fees.

(8)	Consists of a $5,479 contribution paid on behalf of executive toward the executive’s 401(k) plan account.

(9)	This figure includes an automobile allowance of $9,826 and $3,475 toward continuing education fees.

(10)	Consists of a $5,434 contribution paid on behalf of executive toward the executive’s 401(k) plan account.

(11)	Resigned as of January 13, 2005.

(12)	This figure includes a $17,833 retention bonus paid to executive in connection with the Company’s acquisition of Pacific Union Bank.

(13)	Consists of a $6,033 contribution paid on behalf of executive toward the executive’s 401(k) plan account.

(14)	Consists of a $7,294 contribution paid on behalf of executive toward the executive’s 401(k) plan account.

(15)	Consists of a $6,959 contribution paid on behalf of executive toward the executive’s 401(k) plan account.
Employment Agreements
      The Company entered into a six (6) year employment agreement with Dr. Sung Won Sohn effective January 3, 2005. Under the terms of the agreement, Dr. Sohn serves as President and Chief Executive Officer of both the Company and Hanmi Bank, the Company’s subsidiary, at a base annual salary of $550,000 with annual CPI adjustment. In addition, Dr. Sohn is eligible to receive an annual incentive bonus based on pre-tax profitability of Hanmi Bank in an amount not to exceed 125% of his annual salary. The agreement also provides for a stock bonus grant of 100,000 shares with a 20,000 shares per year vesting schedule. Dr. Sohn has also been granted two stock options for 150,000 and 200,000, respectively. Dr. Sohn is entitled to the grant of an additional option to acquire 200,000 shares at the shares’ market price if either the Company’s stock price doubles or its earnings per share doubles, with the grant of an additional option to acquire 200,000 shares at the shares’ market price if either the Company’s stock price quadruples or its earnings per share quadruples. Dr. Sohn participates in disability and health insurance benefits as well as a term life insurance policy. Either Dr. Sohn or the Company and/or Hanmi Bank may terminate the employment agreement without cause at any time. If the Company and/or Hanmi Bank terminates employment without cause or if Dr. Sohn resigns on account of constructive termination, as defined in the agreement: (i) Hanmi Bank must provide Dr. Sohn his base salary for the remaining duration of the term of the agreement; (ii) any outstanding options for the 350,000 shares or stock bonus grant at the termination date shall continue to vest and be treated as if Dr. Sohn had continued to deliver services to the Company and Hanmi Bank; and (iii) the Company shall continue to pay health insurance premiums for him and his family for the duration of the term of the agreement. If Dr. Sohn terminates without cause, he is entitled to the continued vesting of the stock option for 150,000 shares and the stock bonus grant.
      Mr. Yoo and the Company agreed to a severance package in January 2005. This package superseded all prior employment and severance agreements between Mr. Yoo and the Company. Pursuant to the terms, our subsidiary, Hanmi Bank, agreed to provide Mr. Yoo with: (i) one year of his annualized base salary of $250,000; (ii) performance-based bonus for fiscal year 2004; (iii) acceleration of the vesting date of 26,666 shares subject to his outstanding stock option agreement; (iv) his Company-purchased vehicle; and (v) a country club membership. In consideration for these severance benefits, Mr. Yoo executed a general release of claims with respect to the Company and Hanmi Bank and is bound to comply with certain non-solicitation and non-competition covenants.

Equity Compensation Plan Information
      The following table summarizes information as of December 31, 2004 relating to equity compensation plans of Hanmi Financial pursuant to which grants of options, restricted stock, or other rights to acquire shares may be granted from time to time.

				Number of Securities
				Remaining Available for
				Future Issuance under
	Number of Securities to		Weighted-Average	Equity Compensation
	be Issued upon Exercise		Exercise Price of	Plans (Excluding
	of Outstanding Options,		Outstanding Options,	Securities Reflected in
	Warrants and Rights (a)		Warrants and Rights (b)	Column (a))

Equity compensation plans approved by security holders	1,618,836		$9.33	2,109,304
Equity compensation plans not approved by security holders	838,558	(1)	$12.70	0
Total equity compensation plans	2,457,394		$10.43	2,109,304

(1)	Composed of: a) stock options granted to Chief Executive Officer to purchase 350,000 shares of common stock at an exercise price of $17.17 per share with vesting in equal annual installments of 16.66%, subject to accelerated vesting upon certain corporate transactions, and expiring no later than November 3, 2014; and b) stock warrants issued to affiliates of Castle Creek Financial LLC (for services rendered in connection with the placement of the Company’s equity securities) to purchase a total of 488,558 shares of common stock at an exercise price of $9.50 per share.
Option Grants in Last Fiscal Year
      The following table shows all options to acquire shares of the Company’s stock granted to our named executive officers during fiscal year 2004.

					Potential Realized
					Value at Assumed
					Annual Rates of Stock
	Number of	Percent of Total			Appreciation for Option
	Securities	Options Granted to			Term (4)
	Underlying Options	Employees in Fiscal	Exercise Price
Name	Granted (#)(1)	Year(2)	($ per Share)(3)	Expiration Date	5%	10%

Michael J. Winiarski	14,000	1.8%	$13.52	3/9/2014	$119,037	$301,664
David W. Kim	20,000	2.6%	$13.52	3/9/2014	$170,053	$430,948
Suki H. Murayama	14,000	1.8%	$13.52	3/9/2014	$119,037	$301,664

(1)	These options are incentive stock options granted pursuant to the 2000 Stock Option Plan. The options vest in equal annual installments over a five-year period from the date of grant.

(2)	The Company awarded a total of 771,000 options to employees in fiscal year 2004. This number does not include 350,000 options granted to Dr. Sung Won Sohn in connection with his execution of an employment agreement with the Company that became effective on January 3, 2005.

(3)	The exercise price per share is equal to the fair market value of a share of the Company’s common stock on the date of grant.

(4)	Assumed annual rates of stock price appreciation are set by the SEC and are not a forecast of future appreciation. The amounts shown are pre-tax and also assume that the options will be held throughout their entire term. Actual realized value, if any, will be dependent on the future price of the Company’s common stock, as well as the continued employment of the option holder through the vesting period.

Aggregate Option Exercises in the Last Year and Fiscal Year End Option Values
      The following table shows all stock options exercised by our named executive officers during fiscal 2004 and the number and value of unexercised options they held at fiscal year end.

			Number of Securities		Value of Unexercised In-the-
			Underlying Unexercised		Money Options At Fiscal
	Shares		Options at Fiscal Year End (#)		Year End ($)(2)
	Acquired on	Value Realized
Name	Exercise	($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Jae Whan Yoo	—	—	53,334	26,666	$491,739	$245,861
Michael J. Winiarski	—	—	—	14,000	—	$62,300
David W. Kim	—	—	6,540	33,080	$71,515	$232,030
Dong Il Kim	—	—	—	—	—	—
Suki H. Murayama	9,810	$85,788	9,810	27,080	$107,272	$205,330

(1)	Calculated by determining the difference between the exercise price of such option and the fair market value of the Company’s common stock at the exercise date, multiplied by the total number of shares exercised.

(2)	Calculated by determining the difference between the exercise price of such option and the fair market value of the Company’s common stock at December 31, 2004, multiplied by the total number of shares subject to the option.
Compensation Committee Interlocks and Insider Participation
      I Joon Ahn, Ung Kyun Ahn, Joseph K. Rho, William J. Ruh and Won R. Yoon served as members of the Compensation Committee during the last completed fiscal year. No member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during fiscal year 2004 or at any prior time. No member of the Compensation Committee is or was on the compensation committee of any other entity whose officers served either on the Board of Directors or on the Compensation Committee of the Company.
Certain Relationships and Related Transactions
      Some of the Company’s directors and executive officers and their immediate families, as well as the companies with which they are associated, are customers of, or have had banking transactions with, Hanmi Bank in the ordinary course of Hanmi Bank’s business, and Hanmi Bank expects to have banking transactions with such persons in the future. In management’s opinion, all loans and commitments to lend included in such transactions were made in the ordinary course of business, in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and, in the opinion of management, did not involve more than a normal risk of repayment or presented other unfavorable features. The total amount of indebtedness owed to Hanmi Bank by the principal officers and current directors of Hanmi Bank (including associated companies) as of December 31, 2004 was approximately $1,551,698.
REPORT OF THE COMPENSATION COMMITTEE OF
THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
      The report of the Compensation Committee shall not be deemed incorporated by reference to any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed to be “soliciting material” or to be “filed” with the SEC under such Acts.
Overview and Philosophy
      The Compensation Committee of the Board of Directors (the “Committee”) is composed entirely of outside directors and is responsible for developing and making recommendations to the Board with respect to the Company’s executive compensation policies. In addition, the Committee, pursuant to authority delegated by the Board, determines the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company. The Committee is also responsible for setting and administering the policies that govern the Hanmi Financial 2000 Stock Option Plan (“2000 Stock Option Plan”).
      There are three key elements in the Company’s executive compensation program, all determined by individual and corporate performance:

•	Annual base salary;

•	Annual bonus program; and

•	Long-term incentive compensation.
      The Company’s executive compensation program is designed to enable it to attract, retain and motivate the highest quality of management talent available. Furthermore, the Committee believes that the value of the program should reflect, in large part, the value created for stockholders. The key objectives of the program are as follows:

•	To offer fair and competitive annual base salaries consistent with similarly situated companies in the banking industry;

•	To reward executives for corporate and individual performance through annual incentive bonus programs; and

•	To encourage future performance through the use of long-term incentives such as stock options, which align the interests of employees and stockholders.
Annual Base Salaries
      Annually, the Committee establishes the base salaries to be paid to the executive officers of the Company during the coming year, subject to the approval of the Board of Directors. In setting base salaries, the Committee takes into account several factors including, but not limited to, the executive’s experience, responsibilities, management abilities and job performance, as well as the performance of the Company as a whole and current market conditions. Company performance measures reviewed in connection with setting base salaries in 2004 included only profitability of our subsidiary, Hanmi Bank. The Committee established no other Company performance goals for the purpose of determining base salaries.
Bonus Program
      The Committee reviews the performance of the executive officers of the Company on an annual basis to determine whether the performance should be rewarded with a discretionary cash bonus. Company performance measures reviewed in connection with determining discretionary bonuses in 2004 included only the achievement of pre-tax profits by our subsidiary, Hanmi Bank. The Committee established no other Company performance goals for the purposes of determining discretionary cash bonuses.
Long-Term Incentive Compensation
      The Committee believes that employee stock ownership is a significant incentive in building stockholder wealth and aligning the interests of employees and stockholders. Stock options will only have value if the Company’s stock price increases. Stock options utilize vesting periods to encourage key employees to continue in the employ of the Company.

      The Company awards stock options to the executive officers pursuant to the terms of the Company’s 2000 Stock Option Plan. The Committee has not established option grant guidelines; rather, the size, timing and other material terms of the option grants for executive officers are made at the discretion of the Board and the Committee. Factors considered by the Committee and the Board include (1) awards to industry peers and (2) each executive’s previous grant history.
Compensation of the Chief Executive Officer
      The Company’s Compensation Committee formally reviews the compensation paid to the Chief Executive Officer of the Company (who also serves as the Chief Executive Officer of the Bank) each year. Changes in base salary and the awarding of cash incentives are based on overall financial performance and profitability related to objectives stated in the Company’s strategic performance plan and the initiatives taken to direct the Company, as well as on market data for total compensation paid to industry peers. Market data information is obtained by surveying the proxy statements of other companies. Final approval of any changes to compensation is made by the Company’s Board of Directors. For fiscal year 2004, the only Company performance objective established for our CEOs’ compensation was pre-tax profitability of our subsidiary, Hanmi Bank.
      After review of market information, specific accomplishments and the financial performance of the Company, the compensation package for our departing CEO, Mr. Yoo, for fiscal year 2004 included base salary and bonus. A further description of this severance package is provided in the section of this proxy entitled “Employment Agreements.” Mr. Yoo was awarded a severance package upon the termination of his employment that was different from the one in his employment agreement in recognition by the Board of (1) his years of service to the Company and (2) his contributions to the Company.
      The Compensation Committee believes it is appropriate to discuss the compensation offered to Dr. Sohn in connection with the commencement of his employment as Chief Executive Officer of the Company in January 2005 because the Compensation Committee deliberated on and established Dr. Sohn’s compensation in connection with the Company’s entering into the employment agreement with Dr. Sohn in November 2004. The initial compensation package for Dr. Sohn is as set forth in the description of his employment agreement in the section of this proxy statement entitled “Employment Agreements.” The Committee based the structure of this package on (1) packages offered to industry peers, (2) the current compensation packages of the other executive officers of the Company and (3) the compensation package of the departing CEO.
Policy with Respect to Section 162(m)
      Section 162(m) of the Internal Revenue Code of 1987, as amended (the “Code”), provides that compensation paid to a public company’s chief executive officer and its four other highest paid executive officers in excess of $1 million in a given fiscal year of the Company is not deductible unless such compensation is paid only upon the achievement of objective performance goals where certain procedural requirements have been satisfied. Neither the Company nor Hanmi Bank is currently compensating any executive officers at levels that would cause this limitation on corporate tax deductions to apply, and neither has any current plans to do so. The Compensation Committee has accordingly not adopted a formal policy concerning the application of the Section 162(m) limitation on tax deductions. The Compensation Committee will continue to monitor the applicability of Section 162(m). The Compensation Committee will, if it appears that any executive officer will likely be approaching the $1,000,000 compensation limitation in the near future, review whether such payments should be structured so as to qualify as deductible performance-based compensation.

The Compensation Committee

I Joon Ahn
Ung Kyun Ahn
Joseph K. Rho
William J. Ruh
Won R. Yoon

PRICE PERFORMANCE GRAPH
      Set forth below is a graph comparing stockholder return on the Company’s common stock valued on the market price of common stock with the cumulative total returns for companies on an indexed basis of a $100 investment in the Company’s common stock, the Nasdaq Composite® (US) Index and the S & P Financials Index. Periods prior to June 2000 represent trading in the common stock of Hanmi Bank prior to the reorganization of the Company into a bank holding company. The Company’s common stock was accepted for listing on Nasdaq on January 29, 2001. The performance graph shall not be deemed incorporated by reference to any general statement incorporating by reference this Proxy Statement into any filing under the Security Act of 1933 or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
Comparison of Cumulative Total Return on $100 Investment
Among the Company, Nasdaq Composite® (US) Index, and S & P Financials Index
Comparative Return
PERFORMANCE GRAPH

	Period Ending

Index	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04

The Company	100.00	122.09	180.22	225.75	267.89	502.40
NASDAQ	100.00	60.71	47.93	32.82	49.23	53.46
S & P Financials	100.00	123.43	110.43	92.29	118.06	127.78

INDEPENDENT ACCOUNTANTS
      The firm of KPMG, LLP (“KPMG”) served as the Company’s independent accountants for the year ended December 31, 2004. This firm has advised the Company that it has no direct or indirect financial interest in the Company. Representatives of this firm are expected to be present at the Annual Meeting of Stockholders, with the opportunity to make a statement should they desire to do so, and will be available to respond to appropriate questions from stockholders.
Audit Fees
      The aggregate fees billed by KPMG for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2004 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for that fiscal year were $577,000. The aggregate fees billed by KPMG for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2003 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for that fiscal year were $159,750.
Audit Related Fees
      The Company did not incur any audit related fees other than those disclosed immediately above.
Tax Fees
      The aggregate fee billed by KPMG for professional services rendered in connection with tax compliance, tax advice and tax planning for the fiscal year ended December 31, 2004 was $35,700. In fiscal year 2004, the Company paid a fee of $20,000 for the preparation of the Company’s income tax returns and an additional fee for estimated tax and tax return compliance work related to the acquisition of $15,700. The aggregate fee billed by KPMG for professional services rendered in connection with tax compliance, tax advice and tax planning for the fiscal year ended December 31, 2003 was $340,400. In fiscal year 2003, the Company paid a fee of $31,900 for the preparation of the Company’s income tax return and a financial consulting fee for tax advice and tax planning in the amount of $308,500.
      All Other Fees
      There were no fees billed by KPMG for advice or services rendered to the Company other than as described above.
      Audit Committee Pre-Approval Policies and Procedures
      In 2004, the Audit Committee established “Pre-Approval Policies and Procedures” for independent auditors’ services. Any proposed services not pre-approved or exceeding pre-approved cost levels require specific pre-approval by the Audit Committee. The Audit Committee may not delegate its responsibilities to pre-approve services performed by the independent auditors to management.
      The Audit Committee may delegate pre-approval authority to one or more of its members. In 2004, the Audit Committee Chairman was permitted to approve fees up to $25,000 with the requirement that any pre-approval decisions be reported to the Audit Committee at its next scheduled meeting. In 2003 there was no pre-approval policy in place, and all fees for the independent auditors were required to be presented for approval of each specific service in advance of performance including the terms thereof.
      The only non-audit services provided by the independent auditors relate to the preparation of the Company’s income tax return, and this work and related fees were specifically approved in advance by the Audit Committee for 2004.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
      The Board of Directors maintains an Audit Committee composed of five of the Company’s outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies Rule 4350(d)(2)(A) of the National Association of Securities Dealers, Inc. (“NASD”), which governs Audit Committee Composition, as all audit committee members are “independent directors” and the committee currently has more than one member with past employment experience in accounting with the requisite professional certifications. The Audit Committee operates under a written charter adopted by the Board of Directors.
      The Audit Committee oversees the Company’s financial process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. In addition, during the course of 2004, management completed the documentation, testing and evaluation of the Company’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee received periodic updates provided by management and the independent auditors at each regularly scheduled Audit Committee meeting. At the conclusion of the process, the Audit Committee reviewed a report submitted by the management on the effectiveness of the Company’s internal control over financial reporting.
      The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures and the letter from the independent auditors required by the Independence Standards Board, Standard No. 1.
      The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting.
      In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

The Audit Committee

Stuart S. Ahn
Kraig A. Kupiec
Richard B. C. Lee
M. Christian Mitchell
Chang Kyu Park

BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
      The following tables set forth information pertaining to beneficial ownership (as defined below) of the Company’s common stock, by (i) persons known to the Company to own more than five percent of the outstanding shares of the Company’s common stock, (ii) each director and nominee for election, (iii) executive officers of the Company and (iv) all directors and executive officers of the Company as a group. The information contained herein has been obtained from the Company’s records and from information furnished to the Company by each individual or entity. Management knows of no person who owns, beneficially or of record, either individually or with associates, more than five percent of the Company’s common stock, except as set forth below.
      The number of shares “beneficially owned” by a given stockholder are determined under Securities and Exchange Commission Rules, and the designation of ownership set forth below is not necessarily indicative of ownership for any other purpose. In general, the beneficial ownership as set forth below includes shares over which a director, director nominee, principal stockholder or executive officer has sole or shared voting or investment power and certain shares which such person has a vested right to acquire, under stock options or otherwise, within 60 days of the date hereof. Except as otherwise indicated, the address for each of the following persons is the Company’s address. The following information is as of April 1, 2005.
Common Stock Beneficially Owned

		Percentage of
Name and Address of Beneficial Owner	Number of Shares	Shares Outstanding

FMR Corporation(1)	4,097,792	8.26%
Won R. Yoon, Director(2)(3)	1,666,772	3.36%
Joseph K. Rho, Director(2)	1,576,526	3.18%
Joon Hyung Lee, Chairman of the Board(4)	1,250,924	2.52%
Chang Kyu Park, Director(2)	1,226,508	2.47%
Richard B. C. Lee, Director(5)(6)	1,163,944	2.35%
I Joon Ahn, Director(2)	1,159,214	2.34%
Ung Kyun Ahn, Director(2)(7)	1,140,814	2.30%
Stuart S. Ahn, Director(2)(8)	357,086	0.72%
William J. Ruh, Director(9)	96,908	0.20%
Kraig A. Kupiec, Director(10)	28,482	0.06%
Sung Won Sohn, Director, President and Chief Executive Officer(11)	20,000	0.04%
Eunice U. Lim, Sr. Vice President and Acting Chief Credit Officer(12)	18,758	0.04%
Suki H. Murayama, Sr. Vice President and Regional Executive Officer(13)	13,446	0.03%
David W. Kim, Sr. Vice President and Chief Administration Officer(14)	10,540	0.02%
Michael J. Winiarski, Sr. Vice President and Chief Financial Officer(15)	2,800	0.01%
M. Christian Mitchell, Director	0	0.00%
All directors and executive officers as a group (16 in number)	9,732,722	19.61%

(1)	As reported in Schedule 13G filed as of December 31, 2004. The address of FMR Corporation is 82 Devonshire Street, Boston, MA 02109. Pursuant to Schedule 13b, FMR Corporation is the parent of Fidelity Management & Research Company, a registered investment adviser and beneficial owner of the shares reported by FMR Corporation. Edward C. Johnson III is the Chairman of FMR Corporation and Abigail P. Johnson is a director of FMR Corporation.

(2)	Shares beneficial ownership with his spouse.

(3)	Includes 394,058 shares held by Won R. Yoon MD & Soo Y. Song Yoon MD, Inc., of which he and his spouse have sole ownership.

(4)	Includes 18,312 shares issuable upon exercise of options issued under Hanmi’s 2000 Stock Option Plan at an exercise price of $3.89.

(5)	Includes 36,624 shares issuable upon exercise of options issued under Hanmi’s 2000 Stock Option Plan at an exercise price of $3.89.

(6)	Includes 40,944 shares held in the names of his children under the Uniform Trust for Minors Act over which he exercises sole investment power.

(7)	Includes 135,440 shares held in the name of his children.

(8)	Includes 96,718 shares held for the benefit of his children and a trust over which he exercises voting and investment power.

(9)	Includes 76,908 shares issuable upon exercise of warrants issued at an exercise price of $9.50.

(10)	Includes 28,482 shares issuable upon exercise of options issued at an exercise price of $3.27 assumed in connection with the merger with Pacific Union Bank.

(11)	Includes 80,000 restricted shares that will be vested in equal installments of 20,000 on the vesting anniversary dates starting February 22, 2006 under the Stock Bonus Plan for Dr. Sohn.

(12)	Includes 17,334 shares issuable upon exercise of options issued at an average exercise price of $4.37 assumed in connection with the merger with Pacific Union Bank.

(13)	Includes 12,610 shares issuable upon exercise of options under Hanmi’s 2000 Stock Option Plan issued at an average exercise price of $8.47.

(14)	Includes 10,540 shares issuable upon exercise of options under Hanmi’s 2000 Stock Option Plan issued at an average exercise price of $9.50.

(15)	Includes 2,800 shares issuable upon exercise of options under Hanmi’s 2000 Stock Option Plan issued at an exercise price of $13.52.
Section 16(a) Beneficial Ownership Reporting Compliance
      Under Section 16(a) of the Exchange Act, the Company’s directors, executive officers and any persons holding ten percent or more of the Company’s Common Stock are required to report their ownership of Common Stock and any changes in that ownership to the SEC and to furnish the Company with copies of such reports. Specific due dates for these reports have been established, and the Company is required to report in this Proxy Statement any failure to file on a timely basis by such persons. Based solely upon a review of copies of reports filed with the SEC during fiscal 2004, all persons subject to the reporting requirements of Section 16(a) filed all required reports on a timely basis, except for the following: a report filed on Form 3 and a report filed on Form 4 filed inadvertently late by Michael J. Winiarski relating to the initial statement of beneficial ownership of securities and an option grant, respectively; a report filed on Form 3 filed inadvertently late by M. Christian Mitchell relating to the initial statement of beneficial ownership; a report filed on Form 3 filed inadvertently late by William J. Ruh relating to a grant of warrants; and a report filed on Form 4 filed inadvertently late by Ung Kyun Ahn relating to the exercise of options.
OTHER MATTERS
      The Board of Directors knows of no business other than that described herein that will be presented for consideration at the Annual Meeting of Stockholders. If, however, other business shall properly come before the meeting, the persons named in the enclosed form of proxy intend to vote the shares represented by said proxies on such matters in accordance with the recommendation of the Board of Directors, or in the absence of a recommendation, in accordance with their judgment.

STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING
      Any stockholder proposal intended to be included in the Company’s Proxy Statement for the 2006 Annual Meeting must be received by the Company for inclusion in the Proxy Statement and form of proxy for that meeting no later than December 23, 2005. Pursuant to the Company’s Bylaws, any other stockholder proposal to be presented at any annual meeting must be received by the Company’s Secretary not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs. To be in proper form, the stockholder’s notice must contain such information as is required by the Company’s Bylaws and applicable law.
      For any proposal that is not submitted for inclusion in next year’s proxy and is instead sought to be presented directly at next year’s annual meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if the Company (i) does not receive notice of the proposal prior to the close of business on March 5, 2006 or (ii) receives notice of the proposal before the close of business on March 5, 2006, and advises stockholders in the proxy about the nature of the matter and how management intends to vote.
AVAILABILITY OF FORM 10-K
      The Company’s Annual Report is included in the mailing with this proxy statement. The Company will provide to any stockholder without charge and by first class mail, upon the written request of that stockholder, a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission. Such requests should be addressed to: Stephanie Yoon, Investor Relations Manager, at Hanmi Financial Corporation, 3660 Wilshire Boulevard, Penthouse Suite A, Los Angeles, CA 90010. The Annual Report on Form 10-K includes a list of Exhibits. If you wish to receive copies of the Exhibits, we will send them to you. Expenses for copying and mailing will be your responsibility. In addition, the Securities and Exchange Commission maintains an internet site at http://www.sec.gov that contains information we file with them.

By Order of the Board of Directors

/s/ Sung Won Sohn

Sung Won Sohn
President and Chief Executive Office

HANMI FINANCIAL CORPORATION

ANNUAL MEETING OF STOCKHOLDERS MAY 18, 2005

The undersigned shareholder(s) of Hanmi Financial Corporation (“Hanmi”) hereby nominates, constitutes and appoints M. Christian Mitchell and Justine Roe, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of Hanmi Financial Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Hanmi to be held at the Radisson Wilshire Plaza Hotel, located at 3515 Wilshire Boulevard, Los Angeles, California, on May 18, 2005, at 10:30 a.m. local time, and at any adjournment or adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

PLEASE SIGN AND DATE ON REVERSE SIDE.

▼ DETACH PROXY CARD HERE ▼

1. Election of Directors. To elect the following four nominees to serve as directors of Hanmi for a term of three years until their respective successors are elected and qualified.

FOR	WITHHOLD AUTHORITY TO VOTE
☐	☐	Ung Kyun Ahn
☐	☐	Richard B. C. Lee
☐	☐	Chang Kyu Park
☐	☐	William J. Ruh

2.	To transact such other business as may properly come before the Meeting and at any adjournment or adjournments thereof. Management at present knows of no other business to be presented by or on behalf of Hanmi or its Board of Directors at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF “FOR” PROPOSAL 1. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN. IF NO INSTRUCTIONS ARE GIVEN, THE PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED “FOR” PROPOSAL 1.

IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

I (we) do ☐ do not ☐ expect to attend the Meeting.

Number of Persons:

Please sign and date Below.

(Number of Shares)

(Please Print Name)

(Please Print Name)

Dated:

(Signature of Shareholder)

(Signature of Shareholder)

(Please date this Proxy and sign your name as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full duties. All joint owners should sign.)